SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 30, 2004



           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


         MARYLAND             000-04258          22-1897375
     (State or other         (Commission        (IRS Employer
     jurisdiction of         File Number)      Identification No.)
     incorporation)


3499 Route 9N, Suite 3C, Freehold, NJ              07728
 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code  (732) 577-9996




                         Not applicable
 (Former name or former address, if changed since last report)


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Item 7.01    Regulation FD Disclosure.

      On December 30, 2004, the Company issued a press release announcing the acquisition of a 54,286 square-foot industrial building at 7409 Magi Drive, in Berkeley County, Hanahan, South Carolina, for a purchase price of $4,800,000.


Item 9.01    Financial Statements and Exhibits.

  (c)  Exhibits.

  99 Press Release dated December 30, 2004.






















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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


             MONMOUTH  REAL  ESTATE INVESTMENT CORPORATION




               /s/ Anna T. Chew
               ANNA T. CHEW
               Chief Financial Officer



     Date  December 30, 2004
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